Exhibit 99.1

Kimball Hill, Inc. Reports Third Quarter 2006 Results

ROLLING MEADOWS, ILLINOIS, August 7 — Kimball Hill, Inc. (“Kimball Hill”) (bond ticker: KIMHIL) today announced financial results for the third fiscal quarter ended June 30, 2006.

Kimball Hill’s total homebuilding revenues for the third fiscal quarter ended June 30, 2006 were $310.6 million, an increase of $13.7 million, or 4.6% from the third fiscal quarter ended June 30, 2005. Net earnings were $12.0 million for the third fiscal quarter ended June 30, 2006, a decrease of $13.2 million, or 52.5% from the third fiscal quarter ended June 30, 2005.

For the nine months ended June 30, 2006, total homebuilding revenues were $764.9 million, an increase of $63.3 million, or 9.0% from the nine months ended June 30, 2005. Net earnings were $38.5 million for the nine months ended June 30, 2006, a decrease of $7.3 million, or 15.9% from the nine months ended June 30, 2005.

Kimball Hill delivered 1,109 homes during the third fiscal quarter ended June 30, 2006, compared with 942 homes during the third fiscal quarter ended June 30, 2005. The average sales price of homes delivered during the third fiscal quarter ended June 30, 2006 was $273 thousand, a 6.2% decrease from the average sales price of homes delivered during the same period last year. Total gross homebuilding profit margin decreased to 17.0% for the third fiscal quarter ended June 30, 2006, compared to 26.2% for the same period last year.

Kimball Hill will hold a conference call Tuesday, August 8, 2006 at 1:00 p.m. Central Time. The dial-in number is 888-889-1956. Participants may call in beginning at 12:45 a.m. Central Time. The call will be recorded and available for replay from 3:00 p.m. Central Time on August 8, 2006 to 11:00 p.m. Central Time on September 8, 2006. The dial-in number for the replay is 888-568-0340.

About Kimball Hill

Kimball Hill is one of the nation’s largest privately-owned homebuilders as measured by home deliveries and revenues. Kimball Hill designs, builds and markets high-quality single-family detached, single-family attached and multi-family homes. Since its founding in 1969, Kimball Hill has delivered over 40,000 homes to a broad range of customers, including first-time buyers and first- and second-time move-up buyers. Kimball Hill has grown its business organically and now operates within 17 markets across nine states located in five regions: Florida, the Midwest, Nevada, the Pacific Coast and Texas.

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based upon the current beliefs and expectations of Kimball Hill’s management and are subject to substantial risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. Kimball Hill’s business is subject to a number of risks and uncertainties, including those disclosed in Kimball Hill’s prospectus dated May 4, 2006, which is part of Kimball Hill’s registration statement on Form S-4, as amended, under the heading entitled “Risk factors.” Kimball Hill undertakes no obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise.

Web site: http://www.kimballhillhomes.com/

Kimball Hill, Inc. and Subsidiaries
Unaudited Condensed Consolidated Statements of Operations

	Three Months Ended		Nine Months Ended
	June 30,		June 30,
(in thousands)	2006	2005	2006	2005
HOMEBUILDING:
Revenues:
Sales of residential units and land	$309,753	$295,637	$762,473	$699,232
Rental and other income	799	1,228	2,440	2,394
Total homebuilding revenues	310,552	296,865	764,913	701,626
Expenses:
Cost of sales of residential units and land	257,639	219,216	607,119	533,181
General and administrative	19,620	23,867	61,076	61,295
Sales and marketing	15,829	12,511	38,673	33,335
Depreciation	208	165	558	561
Total homebuilding expenses	293,296	255,759	707,426	628,372
Equity in income of unconsolidated joint ventures	369	(117)	899	2,778
Minority interests in net losses (earnings) of consolidated partnerships	18	(1,465)	216	(3,389)
Homebuilding earnings before income taxes	17,643	39,524	58,602	72,643
MORTGAGE BANKING:
Revenues:
Gain on sales of mortgage loans	2,299	1,540	5,288	3,470
Interest income	1	2	10	52
Total mortgage banking revenues	2,300	1,542	5,298	3,522
Expenses:
General and administrative	1,143	1,157	3,371	3,511
Interest expense	1	2	7	36
Depreciation	21	27	70	95
Total mortgage banking expenses	1,165	1,186	3,448	3,642
Mortgage banking earnings (losses) before income taxes	1,135	356	1,850	(120)
EARNINGS BEFORE INCOME TAXES	18,778	39,880	60,452	72,523
PROVISION FOR INCOME TAXES	6,813	14,697	21,942	26,742
NET EARNINGS	$11,965	$25,183	$38,510	$45,781

Kimball Hill, Inc. and Subsidiaries
Unaudited Condensed Consolidated Balance Sheets

	June 30,	September 30,
(in thousands, except shares)	2006	2005
Assets
HOMEBUILDING:
Cash and cash equivalents	$26,172	$16,763
Receivables from title companies	24,329	22,879
Inventory	973,243	808,778
Inventory not owned	70,414	46,721
Deferred expenses and other assets	17,865	11,207
Investments in and advances to unconsolidated entities	45,474	37,033
Deferred taxes	11,870	13,541
Property and equipment, net of accumulated depreciation	10,742	5,185
	1,180,109	962,107
MORTGAGE BANKING:
Cash and cash equivalents	3,073	4,697
Trade accounts receivable	1,941	1,586
Mortgage loans held for sale	4,219	1,785
Property and equipment, net of accumulated depreciation	272	320
	9,505	8,388
TOTAL ASSETS	$1,189,614	$970,495

Liabilities and equity
HOMEBUILDING:
Accounts payable and accrued expenses	$93,869	$94,370
Deposits on sales of residential units	12,168	14,008
Liabilities related to inventory not owned	33,624	10,402
Income tax payable	204	15,368
Notes payable	652,612	473,225
	792,477	607,373
MORTGAGE BANKING:
Accounts payable and accrued expenses	836	914
Other liabilities	108	234
Notes payable for mortgage loans		186
	944	1,334
Total liabilities	793,421	608,707

MINORITY INTEREST IN CONSOLIDATED PARTNERSHIPS	42,738	45,495
MINORITY INTEREST IN INVENTORY NOT OWNED	31,721	31,721

REDEEMABLE EQUITY:
Redeemable common stock, no par value; shares outstanding: 447,427 at June 30, 2006 and 298,000 at September 30, 2005	51,678	33,763

SHAREHOLDERS’ EQUITY:
Common stock, no par value; 10,000,000 shares authorized; shares outstanding: 3,438,320 at June 30, 2006 and 3,578,486 at September 30, 2005	16,956	20,216
Retained earnings	253,100	230,593
Total shareholders’ equity	270,056	250,809
TOTAL LIABILITIES AND EQUITY	$1,189,614	$970,495

Kimball Hill, Inc. and Subsidiaries
Supplemental Homebuilding Data By Region

Three Months Ended June 30, (Dollars in thousands)	Sales of residential units and land	Average sales price of homes	Homes delivered	Net new home orders(1)	Backlog (units) at period end(2)	Backlog (contract value) at period end(2)
2006
Florida	$28,133	$251	112	69	155	$46,540
Midwest	76,632	349	215	146	314	111,898
Nevada	44,603	405	110	111	159	63,245
Pacific Coast	71,104	453	157	127	140	62,265
Texas	89,281	164	515	489	749	129,801
Total	$309,753	$273	1,109	942	1,517	$413,749
2005
Florida	$20,355	$226	90	94	451	$104,993
Midwest	64,608	386	162	196	378	145,698
Nevada	53,399	388	102	123	167	64,261
Pacific Coast	88,919	408	218	253	528	219,663
Texas	68,356	170	370	350	579	95,247
Total	$295,637	$291	942	1,016	2,103	$629,862

Nine Months Ended June 30, (Dollars in thousands)	Sales of residential units and land	Average sales price of homes	Homes delivered	Net new home orders(1)	Backlog (units) at period end(2)	Backlog (contract value) at period end(2)
2006
Florida	$72,917	$239	305	196	155	$46,540
Midwest	159,401	364	427	486	314	111,898
Nevada	104,993	396	265	312	159	63,245
Pacific Coast	214,818	455	472	328	140	62,265
Texas	210,344	163	1,210	1,404	749	129,801
Total	$762,473	$278	2,679	2,726	1,517	$413,749
2005
Florida	$65,499	$239	274	305	451	$104,993
Midwest	173,496	371	461	453	378	145,698
Nevada	117,514	345	289	252	167	64,261
Pacific Coast	177,052	399	444	740	528	219,663
Texas	165,671	169	944	1,117	579	95,247
Total	$699,232	$279	2,412	2,867	2,103	$629,862

(1)      Net new home orders represent the number of new sales contracts executed with customers, net of sales contract cancellations.

(2)      Backlog represents homes under sales contracts but not yet delivered at the end of the period.